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                           MASTER LEASE AGREEMENT
                                                                      No. 9018
                                                                         -----


This Master Lease Agreement (the "MLA") is entered into by and between Ascend Credit Corporation ("Lessor"), having its principal place of business at 1275 Harbor Bay Parkway, Alameda, CA 94502 and Website Management Company, Inc. dba FlashNet Communications ("Lessee"), having its principal place of business at 2805 West Seventh Street, Fort Worth, TX 76107

     1.   LEASE AGREEMENT.    Lessor agrees to lease to Lessee, and Lessee
agrees to lease from Lessor, the equipment (the "Equipment") referenced in each of the Schedules (the "Schedule" or "Schedules") which incorporate this MLA therein (the "Lease").
     2.   TERM.     Each Lease shall be effective upon the execution of the
MLA and the related Schedule by the Lessor and the Lessee. The lease term (the "Lease Term") of the Equipment referenced in each of the Schedules shall commence on the rent commencement date specified in each Schedule (the "Rent Commencement Date"). The Rent Commencement Date shall be the date 30 days from the date that the Equipment is shipped by the supplier (the "Ship Date") as evidenced by a shipping document provided by the supplier related to the Equipment (the "Shipping Document"). Lessor will provide Lessee with a copy of the Shipping Document evidencing the Ship Date.
     3.   RENT.     The rent (the "Rent") for the Equipment referenced in any
Schedule shall be as stated in such Schedule and shall be payable according to the provisions of such Schedule. If any amount payable under a Schedule is not received by Lessor within 10 days of the due date, Lessee agrees to pay an overdue Charge, as defined herein, with respect to such amount.
     4. SELECTION AND ASSIGNMENT. Lessee will select the type, quantity and Supplier of each item of Equipment designated in a Schedule, and Lessee hereby assigns to Lessor all of its right, title and interest in and to the related equipment purchase agreement, a copy of which has been provided to Lessor by Lessee (the "Agreement"). The Agreement may be amended with the consent of Lessor. Any such assignment with respect to Equipment shall become binding upon Lessor when Lessor and Lessee have entered into a Lease with respect to such Equipment and as of the Rent Commencement Date referenced in such Lease. Upon such an assignment becoming effective, Lessor shall be obligated to purchase the Equipment from the Supplier in accordance with the provisions of the Agreement. It is expressly agreed that Lessee shall at all times remain liable to Supplier under the Agreement to perform all duties and obligations of Lessee thereunder, except for the obligation to purchase the Equipment to the extent expressly assumed by the Lessor hereunder, and that the Lessee shall be entitled to the same rights of the purchaser of the Equipment under the Agreement, except such right, title and interest in the Equipment retained exclusively by the Lessor as owner of the Equipment. Lessor shall have no liability for a Supplier's failure to meet the terms and conditions of the Agreement.
     5. DELIVERY AND INSTALLATION. Lessee shall be responsible for payment of all transportation, packing, installation, testing and other charges associated with the delivery, installation or use of any Equipment which are not included in the Agreement with respect to such Equipment.
     6. WARRANTIES. LESSOR MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO ANY OF THE EQUIPMENT, ITS MERCHANTABILITY, OR ITS FITNESS FOR A PARTICULAR PURPOSE. LESSOR SHALL NOT BE LIABLE TO LESSEE OR ANY OTHER PERSON FOR DIRECT, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING FROM LESSEE'S USE OF THE EQUIPMENT, OR FOR DAMAGES BASED ON STRICT OR ABSOLUTE TORT LIABILITY OR LESSOR'S PASSIVE NEGLIGENCE. LESSEE HEREBY ACKNOWLEDGES THAT ANY MANUFACTURER'S OR SUPPLIER'S WARRANTIES WITH RESPECT TO THE EQUIPMENT ARE FOR THE BENEFIT OF BOTH LESSOR AND LESSEE. NOTWITHSTANDING THE FOREGOING, LESSEE'S OBLIGATIONS TO PAY EACH RENT PAYMENT DUE, OR OTHERWISE PERFORM ITS OBLIGATIONS, UNDER THIS LEASE ARE ABSOLUTE AND UNCONDITIONAL.
     7. TITLE TO AND LOCATION OF EQUIPMENT. Lessor shall retain title to each item of Equipment. Lessee, at its expense, shall protect Lessor's title and keep the Equipment free from all claims, liens, encumbrances and legal processes. The Equipment is personal property and is not to be regarded as part of the real estate on which it may be situated. If requested by Lessor, Lessee will, at Lessee's expense, furnish a landlord or mortgagee waiver with respect to the Equipment. The Equipment shall not be removed from the location specified in the Schedule without the written consent of Lessor. Lessee shall, upon Lessor's request, affix and maintain plates, tags or other identifying labels, showing Lessor's ownership of the Equipment in a prominent position on the Equipment.
     8. USE OF EQUIPMENT, INSPECTION AND REPORTS. The use of the Equipment by Lessee shall conform with all applicable laws, insurance policies, and warranties of the manufacturer or Supplier of the Equipment. Lessor shall have the right to inspect the Equipment at the premises where the Equipment is located. Lessee shall notify Lessor promptly of any claims, liens, encumbrances or legal processes with respect to the Equipment.
     9. FURTHER ASSURANCES. Lessee shall execute and deliver to Lessor such instruments as Lessor deems necessary for the confirmation of this Lease and Lessor's rights hereunder. Lessor is authorized to file financing statements signed only by the Lessor in accordance with the Uniform Commercial Code, or financing statements signed by Lessor as Lessee's attorney-in-fact. Any such filing with respect to the Equipment leased pursuant to a true lease shall not be deemed evidence of any intent to create a security interest under the Uniform Commercial Code.
     10. MAINTENANCE AND REPAIRS. Lessee shall, at its expense, maintain each item of Equipment in good condition, normal wear and tear excepted. Lessee shall not make any addition, alteration, or attachment to the Equipment without Lessor's prior written consent. Lessee shall make no repair, addition, alteration or attachment to the Equipment which interferes with the normal operation or maintenance thereof, creates a safety hazard, or might result in the creation of a mechanic's or materialman's lien.
     11. LESSOR'S PERFORMANCE OF LESSEE'S OBLIGATIONS. If Lessee fails to perform any of its obligations under a Lease, Lessor may perform any act or make any payment which Lessor deems necessary for the maintenance and preservation of the Equipment subject thereto and Lessor's title thereto. All sums so paid by Lessor (together with all related Overdue Charges), and reasonable attorneys' fees incurred by Lessor in connection therewith, shall be additional rent payable to Lessor on demand. The performance of any such act or the making of any such payment by Lessor shall not be deemed a waiver or release of any obligation or default on the part of Lessee.
     12. INDEMNIFICATION. Lessee assumes liability for, and hereby agrees to indemnify, protect and hold harmless, Lessor, and its agents, employees, officers, directors, partners and successors and assigns, from and against, all liabilities, obligations, losses, damages, injuries, claims, demands, penalties, actions, costs and expenses, including, without limitation, reasonable attorneys' fees, of whatever kind and nature, in contract or in tort, arising out of the use, condition, operation, ownership, selection, delivery, leasing or return of any item of Equipment, regardless of when, how and by whom operated, or any failure on the part of Lessee to perform or comply with any of its obligations under a Lease, excluding, however, any of the foregoing which result from the gross negligence or willful misconduct of Lessor. Such indemnities and assumptions of liabilities and obligations shall continue in full force and effect, notwithstanding the expiration or other termination of such Lease. Nothing contained in any Lease shall authorize Lessee to operate the Equipment subject thereto so as to incur or impose any liability on, or obligation for or on behalf of, Lessor.
     13. NO OFF-SET. All Rents shall be paid by Lessee irrespective of any off-set, counterclaim, recoupment, defense or other right which Lessee may have against Lessor, the manufacturer or Supplier of the Equipment or any other party.
     14. ASSIGNMENT BY LESSEE. Lessee shall not, without Lessor's prior written consent, (a) sell, assign, transfer, pledge, hypothecate, or otherwise dispose of, encumber or suffer to exist a lien upon or against, any of the Equipment or any Lease or any interest therein, by operation of law or otherwise, or (b) sublease or lend any of the Equipment or permit any of the Equipment to be used by anyone other than Lessee.
     15. ASSIGNMENT BY LESSOR. Lessor may assign, sell or encumber its interest in any of the Equipment and any Lease. Upon Lessor's written consent, Lessee shall pay directly to the assignee of any such interest all Rent and other sums due under an assigned Lease. THE RIGHTS OF ANY SUCH ASSIGNEE SHALL NOT BE SUBJECT TO ANY ABATEMENT, DEDUCTION, OFF-SET, COUNTERCLAIM, RECOUPMENT, DEFENSE OR OTHER RIGHT WHICH LESSEE MAY HAVE AGAINST LESSOR OR ANY OTHER PERSON OR ENTITY. Notwithstanding the foregoing, any such assignment (a) shall be subject to Lessee's right to possess and use the Equipment subject to a Lease so long as Lessee is not in default thereunder, and (b) shall not release any of Lessor's obligations hereunder.
     16. RETURN OF EQUIPMENT. Unless Lessee has exercised its option, if any, to renew a lease or purchase the Equipment subject thereto, upon expiration of the then current Lease Term of such Lease, Lessee shall, at its expense, cause such Equipment to be removed, disassembled, and placed in the same condition as when delivered to Lessee (reasonable wear and tear excepted) and properly crate such Equipment for shipment and deliver it to a common carrier designated by Lessor. Lessee will ship such Equipment, F.O.B. destination, to any address specified in writing by Lessor within the continental United States. All additions, attachments, alterations and repairs made or placed upon any of the Equipment shall become part of such Equipment and shall be the property of Lessor.

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

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     17.  EVENTS OF DEFAULT. The occurrence of any of the following shall be deemed to constitute an Event of Default hereunder; (a) Lessee fails to pay Rent, any other amount it is obligated to pay under a Lease or any other amount it is obligated to pay to Lessor and does not cure such failure within 10 days of such amount becoming due; (b) Lessee fails to perform or observe any obligation or covenant to be performed or observed by Lessee hereunder or under any Schedule, including, without limitation, supplying all requested documentation, and does not cure such failure within 10 days of receiving written notice thereof from Lessor; (c) any warranty, representation or statement made or furnished to Lessor by or on behalf of Lessee is proven to have been false in any material respect when made or furnished; (d) the attempted sale or encumbrance by Lessee of the Equipment, or the making of any levy, seizure or attachment thereof or thereon; or (e) the dissolution, termination of existence, discontinuance of business, insolvency, or appointment of a receiver of any part of the property of Lessee, assignment by Lessee for the benefit of creditors, the commencement of proceedings under any bankruptcy, reorganization or arrangement laws by or against Lessee, or any other act of bankruptcy on the part of Lessee.
     18. REMEDIES OF LESSOR. At any time after the occurrence of any Event of Default, Lessor may exercise one or more of the following remedies: (a) Lessor may terminate any or all of the Leases with respect to any or all items of Equipment subject thereto; (b) Lessor may recover from Lessee all Rent and other amounts then due and to become due under any or all of the Leases; (c) Lessor may take possession of any or all items of Equipment, wherever the same may be located, without demand or notice, without any court order or other process of law and without liability to Lessee for any damages occasioned by such taking of possession, and any such taking of possession shall not constitute a termination of any Lease; (d) Lessor may demand that Lessee return any or all items of Equipment to Lessor in accordance with Paragraph 16; and (e) Lessor may pursue any other remedy available at law or in equity, including, without limitation, seeking damages, specific performance or an injunction.
     Upon repossession or return of any item of the Equipment, Lessor shall sell, lease or otherwise dispose of such item in a commercially reasonable manner, with or without notice and on public or private bid, and apply the net proceeds thereof (after deducting the estimated fair market value of such item at the expiration of the term of the applicable Lease, in the case of a sale, or the rents due for any period beyond the scheduled expiration of such Lease, in the case of any subsequent lease of such item, and all expenses, including, without limitation, reasonable attorneys' fees, incurred in connection therewith) towards the Rent and other amounts due under such Lease, with any excess net proceeds to be retained by Lessor.
     Each of the remedies under this Lease shall be cumulative, and not exclusive, and in addition to any other remedy referred to herein or otherwise available to Lessor in law or in equity. Any repossession or subsequent sale or lease by Lessor of any item of Equipment shall not bar an action for a deficiency as herein provided, and the bringing of an action or the entry of judgment against Lessee shall not bar Lessor's right to repossess any or all items of Equipment.
     19. CREDIT AND FINANCIAL INFORMATION. Within 90 days of the close of each of Lessee's fiscal years, Lessee shall deliver to Lessor a copy of Lessee's annual report, if any, and an audited balance sheet and profit and loss statement with respect to such year. If audited financial statements of Lessee for such year are not prepared, Lessee may provide financial statements certified by an officer of Lessee. At Lessor's request, Lessee shall deliver to Lessor a balance sheet and profit and loss statement for any of its fiscal quarters, certified by an officer of Lessee.
     20. INSURANCE. As of the date that risk of loss for the Equipment passes from the Supplier to the Lessee under the terms of the Agreement, Lessee shall obtain and maintain through the end of the Lease Term of each Lease (and any renewal or extension thereof), at its own expense, property damage and personal liability insurance and insurance against loss or damage to the Equipment, including, without limitation, loss by fire (with extended coverage), theft and such other risks of loss as are customarily insured against with respect to the types of Equipment leased hereunder and by the types of businesses in which such Equipment will be used by Lessee. Such insurance shall be in such amounts, with such deductibles, in such form and with such insurers as shall be satisfactory to Lessor; provided, however, that the amount of the insurance against loss or damage to the Equipment shall not be less than the greater of the replacement value of the Equipment, from time to time, or the original purchase price of the Equipment. Each insurance policy shall name Lessee as an insured and Lessor as an additional insured or loss payee, and shall contain a clause requiring the insurer to give Lessor at least 30 days prior written notice of any alteration in the terms of such policy or of the cancellation thereof. Lessee shall furnish to Lessor a certificate of insurance or other evidence satisfactory to Lessor that such insurance coverage is in effect; provided, however, that Lessor shall be under no duty either to ascertain the existence of or to examine such insurance policy or to advise Lessee in the event such insurance coverage shall not comply with the requirements hereof. Lessee shall give Lessor prompt notice of any damage to, or loss of, any of the Equipment, or any part thereof, or any personal injury or property damage occasioned by the use of any of the Equipment.
     21. TAXES. Lessee hereby assumes liability for, and shall pay when due, and, on a net after-tax basis, shall indemnify, protect and hold harmless Lessor against all fees, taxes and governmental charges (including, without limitation, interest and penalties) of any nature imposed on or in any way relating to Lessor. Lessee, any item of Equipment or any Lease, except state and local taxes on or measured by Lessor's net income (other than any such tax which is in substitution for or relieves Lessee from the payment of taxes it would otherwise be obligated to pay or reimburse to Lessor as herein provided) and federal taxes on Lessor's net income. Lessee shall, at its expense, file when due with the appropriate authorities any and all tax and similar returns, and reports required to be filed with respect thereto, for which it has indemnified Lessor hereunder or, if requested by Lessor, notify Lessor of all such requirements and furnish Lessor with all information required for Lessor to effect such filings. Any fees, taxes or other charges paid by Lessor upon failure of Lessee to make such payments shall, at Lessor's option, become immediately due from Lessee to Lessor and shall be subject to the Overdue Charge from the date paid by Lessor until the date reimbursed by Lessee.
     22. SEVERABILITY. If any provision of any Lease is held to be invalid by a court of competent jurisdiction, such invalidity shall not affect the other provisions of such Lease or any provision of any other Lease.
     23. NOTICES. All notices hereunder shall be in writing and shall be deemed given when sent by certified mail, postage prepaid, return receipt requested, addressed to the party to which it is being sent at its address set forth herein or to such other address as such party may designate in writing to the other party.
     24. AMENDMENTS, WAIVERS AND EXTENSIONS. This MLA and each Schedule constitute the entire agreement between Lessor and Lessee with respect to the lease of the Equipment subject to such Schedule, and supersede all previous communications, understandings, and agreements, whether oral or written, between the parties with respect to such subject matter. No provision of any Lease may be changed, waived, amended or terminated except by a written agreement, specifying such change, waiver, amendment or termination, signed by both Lessee and Lessor, except that Lessor may insert, on the appropriate schedule, the serial number of Equipment, after delivery of such equipment, and the Installation Date for the Equipment, after receiving a Certificate of Installation with respect thereto. No waiver by Lessor of any Event of Default shall be construed as a waiver of any future Event of Default or any other Event of Default. At the expiration of the Lease Term with respect to a Lease, upon notice given by Lessee at least ninety (90) days prior thereto,
(a) such Lease shall be renewed or the Equipment subject thereto shall be purchased under the terms and conditions set forth herein for a term and rent amount or purchase price, as the case may be, to be agreed upon, or (b) if no such agreement is reached prior to the expiration of such Lease Term or such notice specifies that Lessee intends to return the Equipment, then Lessee shall return the Equipment to Lessor in the manner prescribed in Paragraph 16 of this MLA. In the absence of Lessor's timely receipt of the notice contemplated by the preceding sentence, the Lease shall be automatically extended, on a month-to-month basis, until terminated (upon notice by either party given at least ninety (90) days prior to the end of the month on which the termination is to be effective) or until renewed or the Equipment subject thereto is purchased by agreement of the parties. Unless otherwise agreed, Lessee shall continue to pay Rent for each month following such Lease Term until the Equipment subject to such Lease is returned pursuant to Paragraph
16 of this MLA.
     25. CONSTRUCTION. This MLA shall be governed by and construed in accordance with the internal laws, but not the choice of laws provisions, of the State of California. The titles of the sections of this MLA are for convenience only and shall not define or limit any of the terms or provisions hereof. Time is of the essence in each of the provisions hereof.
     26. PARTIES. This MLA shall be binding upon, and inure to the benefit of, the permitted assigns, representatives and successors of the Lessor and Lessee. If there is more than one Lessee named in this MLA, the liability of each shall be joint and several.
     27. COUNTERPARTS. Each Lease may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

     28. OVERDUE CHARGE. Overdue Charge shall mean an amount equal to 2% per month of any payment under a Lease which is past due, including, without limitation, any amounts not included in any payment of Rent hereunder, or the highest charge permitted by law, whichever is lower.

The person executing this MLA on behalf of Lessee hereby certifies that he or she has read, and is duly authorized to execute, this MLA.

Accepted by:
                                             Website Management Company, Inc.
Ascend Credit Corporation          LESSEE:   dba FlashNet Communications
                                          ------------------------------------

BY:                                BY:  /S/ M. SCOTT LESLIE
   -------------------------          ----------------------------------------

NAME:                              NAME:    M. SCOTT LESLIE
     -----------------------            --------------------------------------
            PRINT                                  PRINT

TITLE:                             TITLE:   President
     -----------------------             -------------------------------------

DATE:                              DATE:       June 7, 1996
     -----------------------            --------------------------------------

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

                                  ADDENDUM



This Addendum is to Master Lease Agreement No. 9018, by and between Ascend Credit Corporation ("Lessor") and Website Management Company, Inc. dba Flashnet Communications ("Lessee").

In Section 17. EVENTS OF DEFAULT, item (e): the word "insolvency" is replaced with the words "inability to pay debts when due".

Except as modified by this Addendum, the terms and conditions of the Master Lease Agreement shall remain in full force and effect.



ACCEPTED BY:
LESSOR:                                   LESSEE:
ASCEND CREDIT CORPORATION                 WEBSITE MANAGEMENT COMPANY, INC. DBA
                                          FLASHNET COMMUNICATIONS

BY: /s/ Mark E. Alman                     BY:  /s/ M. Scott Leslie
   ----------------------------              ---------------------------------

NAME:   Mark E. Alman                     NAME:    M. Scott Leslie
     --------------------------                -------------------------------

TITLE:  Corporate Finance Mgr.            TITLE:   President
      -------------------------                 ------------------------------

DATE:   6/14/96                           DATE:    June 7, 1996
     -----------------------                   -------------------------------

ASCEND CREDIT CORPORATION
1275 HARBOR BAY PARKWAY
ALAMEDA, CA 94502
                                                                       [LOGO]
TEL. (310) 747-2772
FAX  (310)337-2668





March 27, 1997

Mr. Scott Leslie
Website Management Company, Inc, dba FlashNet Communications
2805 West Seventh Street
Fort Worth, TX 76107


Re:  Master Lease 9018, Schedule No. 1


By signing the acknowledgment below you agree the equipment is operating to expectations and to the following revision of the above referenced Lease and Schedule.

Due to equipment problems the Lease and Schedule referenced above have been amended to reflect the following payment and term restructure. No payments are due from Website Management Company, Inc, dba FlashNet Communications for the period December 1, 1996 to March 31, 1997. Monthly rental payments in the amount of $3,970.20 (net of tax) will resume effective April 1, 1997 and will continue through September 30, 1998, An interim rent payment of $1,152.66 will be made for the period of October 1, 1998 through October 10, 1998. This revision extends the original lease term from 24 months to 28 months.

                                          Acknowledged and Accepted
Ascend Credit Corporation                 Website Management Company, Inc. dba
                                          FlashNet Communications

BY:  /S/ MARK E. ALMAN                    BY:  /S/ M. SCOTT LESLIE
   -------------------------                 ---------------------------------

NAME:    MARK E. ALMAN                    NAME:    M. SCOTT LESLIE
     -----------------------                   -------------------------------

TITLE:   CORP. FINANCE MGR.               TITLE:   PRESIDENT
      ----------------------                    ------------------------------

DATE:    3-28-97                          DATE:    3/27/97
     -----------------------                   -------------------------------

                                LEASE SCHEDULE
                                                                  No.   01
                                                                     ---------

This Schedule and its supplements incorporate by this reference the terms and

conditions of the Master Lease Agreement, Number           9018
                                                 -----------------------------
between Ascend Credit Corporation (Lessor) and

Website Management Company, Inc. dba FlashNet Communications (Lessee).
-------------------------------------------------------------

1.  SUPPLIER:  Ascend Communications, Inc.
             -----------------------------------------------------------------

2.  LOCATION OF EQUIPMENT: FlashNet Communications, 2805 West Seventh Street,
                           ---------------------------------------------------
    Fort Worth, TX 76107
    --------------------------------------------------------------------------

3.   EQUIPMENT VALUE: $ 84,924.00       (exclusive of sales and/or use taxes).
                       ----------------

4.   LEASE TERM: The Lease Term of the Equipment described in this Schedule shall begin on the Rent Commencement Date referenced below in Paragraph 6

     and its expiration date shall be   24  months after such Rent
                                      -----

     Commencement Date.

5.   RENT: $ 3,970.20   per month (exclusive of sales and/or use taxes) due and
          -------------

     payable at the Rent Commencement Date and on the same date of each succeeding month of the Lease Term. The advance Rent payment shall be

     $   3,970.20.  This amount is $      N/A      for the first month,
      -----------                   --------------

     $   3,970.20   for the last   1   month(s), of the Lease Term.
     --------------              -----

6.   RENT COMMENCEMENT DATE:  July 10, 1996   .
                            ------------------

7. PURCHASE OPTION: Lessee shall have the option to purchase the Equipment for Fair Market Value ("FMV"), not to exceed seven percent (7%) of the Equipment value, on the expiration of this Lease or any renewal term, provided Lessee is not in default of any of its obligations under this Lease on such expiration date. This purchase option may only be exercised by Lessee's written notice to Lessor not earlier than 180 days, nor later than 90 days, prior to the end of the Lease Term or any renewal term. The purchase price for such Equipment shall be payable upon the expiration date of such term. FMV shall be equal to the value of the Equipment installed and in use, with consideration given to the age, condition, utility and replacement costs for the Equipment. In the event that Lessor and Lessee are unable to agree upon the purchase price for the Equipment, such purchase price will be determined by an independent appraiser to be selected by Lessor. Lessee shall be responsible for all applicable sales and/or use taxes on the Equipment. Upon exercise of this purchase option and payment of the purchase price, Lessor shall execute and deliver to Lessee such documents as Lessee may reasonably request in order to vest in Lessee all right, title and interest in the Equipment.

8. RENEWAL OPTION: Lessee shall have the option to renew this Lease, on the expiration date of this Lease or any renewal term, for the fair market rental for the continued use of the Equipment ("FMR") and on such other terms as may be agreed upon by Lessor and Lessee prior to such expiration date, provided Lessee is not in default of any of its obligations under this lease on such expiration date. This renewal option may only be exercised by Lessee's written notice to Lessor not earlier than 180 days, nor later than 90 days, prior to the end of the Lease Term or any renewal term. FMR shall be equal to the value of the monthly rental of the Equipment installed and in use, with consideration given to the age, condition, utility and replacement costs for the Equipment, for the renewal term.

9. TAX BENEFITS: Lessee understands that Lessor intends to claim the "Tax Benefits", consisting of the maximum Modified Accelerated Cost Recovery System deductions for the minimum useful life applicable to each item of Equipment, as provided by Sections 168(b) and (c) of the Internal Revenue Code of 1986, and analogous benefits under state law, with respect to the Equipment. Lessee represents and warrants that: (i) Lessee has not been, is not now, and during the term of this Lease will not become, and will not allow the Equipment to be used by or leased to, a tax-exempt entity or government agency; and (ii) Lessee is not now, and during the term of this Lease will not become, a public utility. Without limitation by the preceding sentence, Lessee agrees not to take any action, fail to take any action, or misstate any fact which may result in any loss to Lessor of the Tax Benefits.

     Lessee agrees to pay promptly to Lessor an amount which will fully compensate Lessor, on an after-tax basis, for any loss of the Tax Benefits, plus interest, penalties and additions to tax, any loss in time value of the Tax Benefits, and any taxes imposed on any such compensation payment, resulting from Lessee's acts, omissions or misstatements, including, without limitation, with respect to the representations and warranties in the preceding paragraph. A loss of Tax Benefits occurs at the earliest of: (i) the happening of any event causing the loss; (ii) payment by Lessor of any additional tax resulting from the loss; or (iii) any adjustment to the tax return of Lessor. Lessor's right to recovery of a loss of Tax Benefits shall survive the expiration or termination of this Lease.

10. DESCRIPTION OF EQUIPMENT: See Schedule A which is attached hereto and made a part hereof by this reference.

The person executing this Schedule on behalf of Lessee hereby certifies that he or she has read, and is duly authorized to execute, this Schedule

Accepted by:

Ascend Credit Corporation           LESSEE: Website Management Company, Inc. dba
                                            FlashNet Communications
                                            ------------------------------------

BY: /s/ Mark E. Alman               BY: /s/ M. Scott Leslie
    ------------------------------      ----------------------------------------

NAME:   Mark E. Alman               NAME:   M. Scott Leslie
     -----------------------------       ---------------------------------------
                 Print                             Print

TITLE: Corporate Finance Mgr.       TITLE: President
      ----------------------------        --------------------------------------

DATE:  6/14/96                      DATE:  June 7, 1996
     -----------------------------       ---------------------------------------

[LETTERHEAD]                                                           [LOGO]



March 27, 1997

Mr. Scott Leslie
Website Management Company, Inc. dba FlashNet Communications
2805 West Seventh Street
Fort Worth, TX 76107


Re:  Master Lease 9018, Schedule No. 2


By signing the acknowledgment below you agree the equipment is operating to expectations and to the following revision of the above referenced Lease and Schedule.

Due to equipment problems the Lease and Schedule referenced above have been amended to reflect the following payment and term restructure. No payments are due from Website Management Company, Inc. dba FlashNet Communications for the period December 1, 1996 to March 31, 1997. Monthly rental payments in the amount of $6,438.18 (net of tax) will resume effective April 1, 1997 and will continue through September 30, 1998. An interim rent payment of $3,946.02 will be made for the period of October 1, 1998 through October 20, 1998. This revision extends the original lease term from 24 months to 28 months.




                                        Acknowledged and Accepted
Ascend Credit Corporation               Website Management Company, Inc. dba
                                        FlashNet Communications

By: /s/ Mark E. Alman                   By: /s/ M. Scott Leslie
    ------------------------------          ------------------------------------

Name:   Mark E. Alman                   Name:   M. Scott Leslie
     -----------------------------           -----------------------------------


Title: Corp. Finance Mgr.               Title: President
      ----------------------------            ----------------------------------

Date:  3-28-97                          Date:  3/27/97
     -----------------------------           -----------------------------------

                                LEASE SCHEDULE
                                                                  No.   02
                                                                     ---------

This Schedule and its supplements incorporate by this reference the terms and

conditions of the Master Lease Agreement, Number           9018,
                                                 -----------------------------
between Ascend Credit Corporation (Lessor) and

Website Management Company, Inc. dba FlashNet Communications (Lessee).
-------------------------------------------------------------

1.  SUPPLIER:  Ascend Communications, Inc.
             -----------------------------------------------------------------

2.  LOCATION OF EQUIPMENT: FlashNet Communications, 2805 West Seventh Street,
                           ---------------------------------------------------
    Fort Worth, TX 76107
    --------------------------------------------------------------------------

3.   EQUIPMENT VALUE: $ 137,715.00       (exclusive of sales and/or use taxes).
                       ----------------

4.   LEASE TERM: The Lease Term of the Equipment described in this Schedule shall begin on the Rent Commencement Date referenced below in Paragraph 6

     and its expiration date shall be   24  months after such Rent
                                      -----

     Commencement Date.

5.   RENT: $ 6,438.18   per month (exclusive of sales and/or use taxes) due and
          -------------

     payable at the Rent Commencement Date and on the same date of each succeeding month of the Lease Term. The advance Rent payment shall be

     $    6,438.18  . This amount is $      N/A      for the first month,
      ----------------                 --------------

     $    6,438.18  for the last   1   month(s), of the Lease Term.
     --------------              -----

6.   RENT COMMENCEMENT DATE:  July 20, 1996
                            ------------------

7. PURCHASE OPTION: Lessee shall have the option to purchase the Equipment for Fair Market Value ("FMV"), not to exceed seven percent (7%) of the Equipment value, on the expiration of this Lease or any renewal term, provided Lessee is not in default of any of its obligations under this Lease on such expiration date. This purchase option may only be exercised by Lessee's written notice to Lessor not earlier than 180 days, nor later than 90 days, prior to the end of the Lease Term or any renewal term. The purchase price for such Equipment shall be payable upon the expiration date of such term. FMV shall be equal to the value of the Equipment installed and in use, with consideration given to the age, condition, utility and replacement costs for the Equipment. In the event that Lessor and Lessee are unable to agree upon the purchase price for the Equipment, such purchase price will be determined by an independent appraiser to be selected by Lessor. Lessee shall be responsible for all applicable sales and/or use taxes on the Equipment. Upon exercise of this purchase option and payment of the purchase price, Lessor shall execute and deliver to Lessee such documents as Lessee may reasonably request in order to vest in Lessee all right, title and interest in the Equipment.

8. RENEWAL OPTION: Lessee shall have the option to renew this Lease, on the expiration date of this Lease or any renewal term, for the fair market rental for the continued use of the Equipment ("FMR") and on such other terms as may be agreed upon by Lessor and Lessee prior to such expiration date, provided Lessee is not in default of any of its obligations under this lease on such expiration date. This renewal option may only be exercised by Lessee's written notice to Lessor not earlier than 180 days, nor later than 90 days, prior to the end of the Lease Term or any renewal term. FMR shall be equal to the value of the monthly rental of the Equipment installed and in use, with consideration given to the age, condition, utility and replacement costs for the Equipment, for the renewal term.

9. TAX BENEFITS: Lessee understands that Lessor intends to claim the "Tax Benefits", consisting of the maximum Modified Accelerated Cost Recovery System deductions for the minimum useful life applicable to each item of Equipment, as provided by Sections 168(b) and (c) of the Internal Revenue Code of 1986, and analogous benefits under state law, with respect to the Equipment. Lessee represents and warrants that: (i) Lessee has not been, is not now, and during the term of this Lease will not become, and will not allow the Equipment to be used by or leased to, a tax-exempt entity or government agency; and (ii) Lessee is not now, and during the term of this Lease will not become, a public utility. Without limitation by the preceding sentence, Lessee agrees not to take any action, fail to take any action, or misstate any fact which may result in any loss to Lessor of the Tax Benefits.

     Lessee agrees to pay promptly to Lessor an amount which will fully compensate Lessor, on an after-tax basis, for any loss of the Tax Benefits, plus interest, penalties and additions to tax, any loss in time value of the Tax Benefits, and any taxes imposed on any such compensation payment, resulting from Lessee's acts, omissions or misstatements, including, without limitation, with respect to the representations and warranties in the preceding paragraph. A loss of Tax Benefits occurs at the earliest of: (i) the happening of any event causing the loss; (ii) payment by Lessor of any additional tax resulting from the loss; or (iii) any adjustment to the tax return of Lessor. Lessor's right to recovery of a loss of Tax Benefits shall survive the expiration or termination of this Lease.

10. DESCRIPTION OF EQUIPMENT: See Schedule A which is attached hereto and made a part hereof by this reference.

The person executing this Schedule on behalf of Lessee hereby certifies that he or she has read, and is duly authorized to execute, this Schedule

Accepted by:

Ascend Credit Corporation           LESSEE: Website Management Company, Inc. dba
                                            FlashNet Communications
                                            ------------------------------------

BY: /s/ Mark E. Alman               BY: /s/ M. Scott Leslie
    ------------------------------      ----------------------------------------

NAME:   Mark E. Alman               NAME:   M. Scott Leslie
     -----------------------------       ---------------------------------------
                 Print                               Print

TITLE: Corporate Finance Mgr.       TITLE: President
      ----------------------------        --------------------------------------

DATE:  6/14/96                      DATE:  June 7, 1996
     -----------------------------       ---------------------------------------

[LETTERHEAD]                                                           [LOGO]



March 27, 1997

Mr. Scott Leslie
Website Management Company, Inc. dba FlashNet Communications
2805 West Seventh Street
Fort Worth, TX 76107


Re:  Master Lease 9018, Schedule No. 3


By signing the acknowledgment below you agree the equipment is operating to expectations and to the following revision of the above referenced Lease and Schedule.

Due to equipment problems the Lease and Schedule referenced above have been amended to reflect the following payment and term restructure. No payments are due from Website Management Company, Inc. dba FlashNet Communications for the period December 1, 1996 to March 31, 1997. Monthly rental payments in the amount of $3,862.91 (net of tax) will resume effective April 1, 1997 and will continue through October 31, 1998. An interim rent payment of $1,993.76 will be made for the period of November 1, 1998 through November 17, 1998. This revision extends the original lease term from 24 months to 28 months.




                                        Acknowledged and Accepted
Ascend Credit Corporation               Website Management Company, Inc. dba
                                        FlashNet Communications

By: /s/ Mark E. Alman                   By: /s/ M. Scott Leslie
    ------------------------------          ------------------------------------

Name:   Mark E. Alman                   Name:   M. Scott Leslie
     -----------------------------           -----------------------------------

Title: Corporate Finance Mgr.           Title: President
      ----------------------------            ----------------------------------

Date:  3-28-97                          Date:  3/27/97
     -----------------------------           -----------------------------------

-------------------------------------------------------------------------------

                                               LEASE SCHEDULE NO.   03
                                                                 ----------


This Schedule and its supplements incorporate by this reference the terms and conditions of the Master Lease Agreement, Number 9018 between Ascend Credit Corporation (Lessor) and Website Management Company, Inc. dba FlashNet Communications (Lessee).

1.   SUPPLIER:  Ascend Communications, Inc.

2. LOCATION OF EQUIPMENT: FlashNet Communications, 2805 West Seventh Street, Fort Worth, TX 76107

3.   EQUIPMENT VALUE: $82,629.00 (exclusive of sales and/or use taxes).

4. LEASE TERM: The Lease Term of the Equipment described in this Schedule shall begin on the Rent Commencement Date referenced below in Paragraph 6 and its expiration date shall be 24 months after such Rent
     Commencement Date.

5. RENT: $3,862.91 per month (exclusive of sales and/or use taxes) due and payable at the Rent Commencement Date and on the same date of each succeeding month of the Lease Term. The advance Rent payment shall be $3,862.91. This amount is $ N/A for the first month, $3,862.91 for the last 1 month(s), of the Lease Term.

6.   RENT COMMENCEMENT DATE:  August 17, 1996

7. PURCHASE OPTION: Lessee shall have the option to purchase the Equipment for its fair market value for continued use ("FMV"), on the expiration of this Lease or any renewal term, provided Lessee is not in default of any of its obligations under this Lease on such expiration date. This purchase option may only be exercised by Lessee's written notice to Lessor not earlier than 180 days, nor later than 90 days, prior to the end of the Lease Term or any renewal term. The purchase price for such Equipment shall be payable upon the expiration date of such term. FMV shall be equal to the value of the Equipment installed and in use, with consideration given to the age, condition, utility and replacement costs for the Equipment. In the event that Lessor and Lessee are unable to agree upon the purchase price for the Equipment, such purchase price will be determined by an independent appraiser to be selected by Lessor. Lessee shall be responsible for all applicable sales and/or use taxes on the Equipment. Upon exercise of this purchase option and payment of the purchase price, Lessor shall execute and deliver to Lessee such documents as Lessee may reasonably request in order to vest in Lessee all right, title and interest in the Equipment.

8. RENEWAL OPTION: Lessee shall have the option to renew this Lease, on the expiration date of this Lease or any renewal term, for the fair market rental for the continued use of the Equipment ("FMR") and on such other terms as may be agreed upon by Lessor and Lessee prior to such expiration date, provided Lessee is not in default of any of its obligations under this lease on such expiration date. This renewal option may only be exercised by Lessee's written notice to Lessor not earlier than 180 days, nor later than 90 days, prior to the end of the Lease Term or any renewal term. FMR shall be equal to the value of the monthly rental of the Equipment installed and in use, with consideration given to the age, condition, utility and replacement costs for the Equipment, for the renewal term.

9. TAX BENEFITS: Lessee understands that Lessor intends to claim the "Tax Benefits", consisting of the maximum Modified Accelerated Cost Recovery System deductions for the minimum useful life applicable to each item of Equipment, as provided by Sections 168(b) and (c) of the Internal Revenue Code of 1986, and analogous benefits under state law, with respect to the Equipment. Lessee represents and warrants that: (i) Lessee has not been, is not now, and during the term of this Lease will not become, and will not allow the Equipment to be used by or leased to, a tax-exempt entity or government agency; and (ii) Lessee is not now, and during the term of this Lease will not become, a public utility. Without limitation by the preceding sentence, Lessee agrees not to take any action, fail to take any action, or misstate any fact which may result in any loss to Lessor of the Tax Benefits.

     Lessee agrees to pay promptly to Lessor an amount which will fully compensate Lessor, on an after-tax basis, for any loss of the Tax Benefits, plus interest, penalties and additions to tax, any loss in time value of the Tax Benefits, and any taxes imposed on any such compensation payment, resulting from Lessee's acts, omissions or misstatements, including, without limitation, with respect to the representations and warranties in the preceding paragraph. A loss of Tax Benefits occurs at the earliest of: (i) the happening of any event causing the loss: (ii) payment by Lessor of any additional tax resulting from the loss; or (iii) any adjustment to the tax return of Lessor. Lessor's right to recovery of a loss of Tax Benefits shall survive the expiration or termination of this Lease.

10. DESCRIPTION OF EQUIPMENT: See Schedule A which is attached hereto and made a part hereof by this reference.

The person executing this Schedule on behalf of Lessee hereby certifies that he or she has read, and is duly authorized to execute, this Schedule.


Accepted by:
                                           Website Management Company, Inc. dba
Ascend Credit Corporation          LESSEE: FlashNet Communications
                                          ------------------------------------

BY: /s/ MARK E. ALMAN              BY:  /s/ M. SCOTT LESLIE
   --------------------------         ----------------------------------------

NAME:   MARK E. ALMAN              NAME:    M. SCOTT LESLIE
     ------------------------           --------------------------------------
            PRINT                              PRINT

TITLE: CORPORATE FINANCE MGR.      TITLE:   PRESIDENT
     ------------------------            -------------------------------------

DATE:        7/24/96               DATE:    June 16, 1996
     ------------------------           --------------------------------------

-------------------------------------------------------------------------------

ASCEND CREDIT CORPORATION
1275 HARBOR BAY PARKWAY
ALAMEDA, CA 94502
                                                                       [LOGO]
TEL. (310) 747-2773
FAX  (310) 337-2668





March 27, 1997

Mr. Scott Leslie
Website Management Company, Inc. dba FlashNet Communications
2805 West Seventh Street
Fort Worth, TX 76107


Re:  Master Lease 9018, Schedule No. 4


By signing the acknowledgment below you agree the equipment is operating to expectations and to the following revision of the above referenced Lease and Schedule.

Due to equipment problems the Lease and Schedule referenced above have been amended to reflect the following payment and term restructure. No payments are due from Website Management Company, Inc. dba FlashNet Communications for the period September 19, 1996 to March 31, 1997. Monthly rental payments in the amount of $9,013.45 (net of tax) will resume effective April 1, 1997 and will continue through March 31, 1999. This revision extends the original lease term from 24 months to 30 months.

                                   Acknowledged and Accepted
Ascend Credit Corporation          Website Management Company, Inc. dba
                                   FlashNet Communications

BY: /s/ MARK E. ALMAN              BY:  /s/ M. SCOTT LESLIE
   -----------------------------      ----------------------------------------

NAME:   MARK E. ALMAN              NAME:    M. SCOTT LESLIE
     ---------------------------        --------------------------------------


TITLE: CORPORATE FINANCE MANAGER   TITLE:   PRESIDENT
     ---------------------------         -------------------------------------

DATE:   3/28/97                    DATE:    3/27/97
     ---------------------------        --------------------------------------

-------------------------------------------------------------------------------

                           LEASE SCHEDULE                         No.   04
                                                                  ---------

This Schedule and its supplements incorporate by this reference the terms and conditions of the Master Lease Agreement Number 9018 between Ascend Credit Corporation (Lessor) and Website Management Company, Inc. dba FlashNet Communications (Lessee).

1.   SUPPLIER:  Ascend Communications

2.   LOCATION OF EQUIPMENT 2805 West Seventh Street, Fort Worth, TX 76107

3.   EQUIPMENT VALUE: $192,801.00 (exclusive of sales and/or use taxes).

4. LEASE TERM: The Lease Term of the Equipment described in this Schedule shall begin on the Rent Commencement Date referenced below in Paragraph 6 and its expiration date shall be 24 months after such Rent
     Commencement Date.

5. RENT: $9,013.45 per month (exclusive of sales and/or use taxes) due and payable at the Rent Commencement Date and on the same date of each succeeding month of the Lease Term. The advance Rent payment shall be $9,013.45. This amount is $ N/A for the first month, $9,013.45 for the last 1 month(s), of the Lease Term.

6.   RENT COMMENCEMENT DATE:  9/19/96

7. PURCHASE OPTION: Lessee shall have the option to purchase the Equipment for its Fair Market Value ("FMV"), not to exceed seven percent (7%) of the Equipment value, on the expiration of this Lease or any renewal term, provided Lessee is not in default of any of its obligations under this Lease on such expiration date. This purchase option may only be exercised by Lessees written notice to Lessor not earlier than 180 days, nor later than 90 days, prior to the end of the Lease Term or any renewal term. The purchase price for such Equipment shall be payable upon the expiration date of such term. FMV shall be equal to the value of the Equipment installed and in use, with consideration given to the age, condition, utility and replacement costs for the Equipment. In the event that Lessor and Lessee are unable to agree upon the purchase price for the Equipment, such purchase price will be determined by an independent appraiser to be selected by Lessor. Lessee shall be responsible for all applicable sales and/or use taxes on the Equipment. Upon exercise of this purchase option and payment of the purchase price, Lessor shall execute and deliver to Lessee such documents as Lessee may reasonably request in order to vest in Lessee all right, title and interest in the Equipment.

8. RENEWAL OPTION: Lessee shall have the option to renew this Lease, on the expiration date of this Lease or any renewal term, for the fair market rental for the continued use of the Equipment ("FMR") and on such other terms as may be agreed upon by Lessor and Lessee prior to such expiration date, provided Lessee is not in default of any of its obligations under this lease on such expiration date. This renewal option may only be exercised by Lessee's written notice to Lessor not earlier than 180 days, nor later than 90 days, prior to the end of the Lease Term or any renewal term. FMR shall be equal to the value of the monthly rental of the Equipment installed and in use, with consideration given to the age, condition, utility and replacement costs for the Equipment, for the renewal term.

9. TAX BENEFITS: Lessee understands that Lessor intends to claim the "Tax Benefits", consisting of the maximum Modified Accelerated Cost Recovery System deductions for the minimum useful life applicable to each item of Equipment, as provided by Sections 168(b) and (c) of the Internal Revenue Code of 1986, and analogous benefits under state law, with respect to the Equipment. Lessee represents and warrants that: (i) Lessee has not been, is not now, and during the term of this Lease will not become, and will not allow the Equipment to be used by or leased to, a tax-exempt entity or government agency; and (ii) Lessee is not now, and during the term of this Lease will not become, a public utility. Without limitation by the preceding sentence, Lessee agrees not to take any action, fail to take any action, or misstate any fact which may result in any loss to Lessor of the Tax Benefits.

     Lessee agrees to pay promptly to Lessor an amount which will fully compensate Lessor, on an after-tax basis, for any loss of the Tax Benefits, plus interest, penalties and additions to tax, any loss in time value of the Tax Benefits, and any taxes imposed on any such compensation payment, resulting from Lessee's acts, omissions or misstatements, including, without limitation, with respect to the representations and warranties in the preceding paragraph. A loss of Tax Benefits occurs at the earliest of: (i) the happening of any event causing the loss: (ii) payment by Lessor of any additional tax resulting from the loss; or (iii) any adjustment to the tax return of Lessor. Lessor's right to recovery of a loss of Tax Benefits shall survive the expiration or termination of this Lease.

10. DESCRIPTION OF EQUIPMENT: See Schedule A which is attached hereto and made a part hereof by this reference.

The person executing this Schedule on behalf of Lessee hereby certifies that he or she has read, and is duly authorized to execute, this Schedule



Accepted by:
                                         Website Management Company, Inc. dba
Ascend Credit Corporation        LESSEE: FlashNet Communications

BY: /s/ MARK E. ALMAN            BY:  /s/ WILLIAM F. KACZYNSKI JR.
   --------------------------       ----------------------------------------

NAME:   MARK E. ALMAN            NAME:    WILLIAM F. KACZYNSKI JR.
     ------------------------         --------------------------------------
            PRINT                              PRINT

TITLE: CORPORATE FINANCE MGR.    TITLE:   CHIEF FINANCIAL OFFICER
     ------------------------          -------------------------------------

DATE:        8/24/96             DATE:    August 19, 1996
     ------------------------         --------------------------------------

-------------------------------------------------------------------------------

ASCEND CREDIT CORPORATION
1275 HARBOR BAY PARKWAY
ALAMEDA, CA 94502
                                                                       [LOGO]
TEL. (310) 747-2773
FAX  (310) 337-2668





March 27, 1997

Mr. Scott Leslie
Website Management Company, Inc. dba FlashNet Communications
2805 West Seventh Street
Fort Worth, TX 76107


Re:  Master Lease 9018, Schedule No. 5


By signing the acknowledgment below you agree the equipment is operating to expectations and to the following revision of the above referenced Lease and Schedule.

Due to equipment problems the Lease and Schedule referenced above have been amended to reflect the following payment and term restructure. No payments are due from Website Management Company, Inc. dba FlashNet Communications for the period December 5, 1996 to March 31, 1997. Monthly rental payments in the amount of $5,836.44 (net of tax) will resume effective April 1, 1997 and will continue through March 31, 2000. This revision extends the original lease term from 37 months to 41 months.

                                   Acknowledged and Accepted
Ascend Credit Corporation          Website Management Company, Inc. dba
                                   FlashNet Communications

BY: /s/ MARK E. ALMAN              BY:  /s/ M. SCOTT LESLIE
   --------------------------         ----------------------------------------

NAME:   MARK E. ALMAN              NAME:    M. SCOTT LESLIE
     ------------------------           --------------------------------------


TITLE:  CORP. FINANCE MGR.         TITLE:   PRESIDENT
     ------------------------            -------------------------------------

DATE:   3/28/97                    DATE:    3/27/97
     ------------------------           --------------------------------------

-------------------------------------------------------------------------------

                                                  LEASE SCHEDULE No.   05
                                                                    ---------

This Schedule and its supplements incorporate by this reference the terms and conditions of the Master Lease Agreement, Number 9018, between Ascend Credit Corporation (Lessor) and Website Management Company, Inc. dba FlashNet Communications (Lessee).

1.   SUPPLIER:  Ascend Communication, Inc.

2. LOCATION OF EQUIPMENT: FlashNet Communications, 1812 N. Forest Park Blvd., Fort Worth, TX 76102

3.   EQUIPMENT VALUE: $195,264.00 (exclusive of sales and/or use taxes).

4. LEASE TERM: The Lease Term of the Equipment described in this Schedule shall begin on the Rent Commencement Date referenced below in Paragraph 6 and its expiration date shall be 37 months after such Rent
     Commencement Date.

5.   XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXX.  SEE ADDENDUM

6.   RENT COMMENCEMENT DATE:  11/5/96.

7. PURCHASE OPTION: Lessee shall have the option to purchase the Equipment for Fair Market Value ("FMV"), not to exceed five percent (5%) of the Equipment value, on the expiration of this Lease or any renewal term, provided Lessee is not in default of any of its obligations under this Lease on such expiration date. This purchase option may only be exercised by Lessee's written notice to Lessor not earlier than 180 days, nor later than 90 days, prior to the end of the Lease Term or any renewal term. The purchase price for such Equipment shall be payable upon the expiration date of such term. FMV shall be equal to the value of the Equipment installed and in use, with consideration given to the age, condition, utility and replacement costs for the Equipment. In the event that Lessor and Lessee are unable to agree upon the purchase price for the Equipment, such purchase price will be determined by an independent appraiser to be selected by Lessor. Lessee shall be responsible for all applicable sales and/or use taxes on the Equipment. Upon exercise of this purchase option and payment of the purchase price, Lessor shall execute and deliver to Lessee such documents as Lessee may reasonably request in order to vest in Lessee all right, title and interest in the Equipment.

8. RENEWAL OPTION: Lessee shall have the option to renew this Lease, on the expiration date of this Lease or any renewal term, for the fair market rental for the continued use of the Equipment ("FMR") and on such other terms as may be agreed upon by Lessor and Lessee prior to such expiration date, provided Lessee is not in default of any of its obligations under this lease on such expiration date. This renewal option may only be exercised by Lessee's written notice to Lessor not earlier than 180 days, nor later than 90 days, prior to the end of the Lease Term or any renewal term. FMR shall be equal to the value of the monthly rental of the Equipment installed and in use, with consideration given to the age, condition, utility and replacement costs for the Equipment, for the renewal term.

9. TAX BENEFITS: Lessee understands that Lessor intends to claim the "Tax Benefits", consisting of the maximum Modified Accelerated Cost Recovery System deductions for the minimum useful life applicable to each item of Equipment, as provided by Sections 168(b) and (c) of the Internal Revenue Code of 1986, and analogous benefits under state law, with respect to the Equipment. Lessee represents and warrants that: (i) Lessee has not been, is not now, and during the term of this Lease will not become, and will not allow the Equipment to be used by or leased to, a tax-exempt entity or government agency; and (ii) Lessee is not now, and during the term of this Lease will not become, a public utility. Without limitation by the preceding sentence, Lessee agrees not to take any action, fail to take any action, or misstate any fact which may result in any loss to Lessor of the Tax Benefits.

     Lessee agrees to pay promptly to Lessor an amount which will fully compensate Lessor, on an after-tax basis, for any loss of the Tax Benefits, plus interest, penalties and additions to tax, any loss in time value of the Tax Benefits, and any taxes imposed on any such compensation payment, resulting from Lessee's acts, omissions or misstatements, including, without limitation, with respect to the representations and warranties in the preceding paragraph. A loss of Tax Benefits occurs at the earliest of: (i) the happening of any event causing the loss; (ii) payment by Lessor of any additional tax resulting from the loss; or (iii) any adjustment to the tax return of Lessor. Lessor's right to recovery of a loss of Tax Benefits shall survive the expiration or termination of this Lease.

10. DESCRIPTION OF EQUIPMENT: See Schedule A which is attached hereto and made a part hereof by this reference.

The person executing this Schedule on behalf of Lessee hereby certifies that he or she has read, and is duly authorized to execute, this Schedule


Accepted by:

Ascend Credit Corporation          LESSEE: Website Management Company, Inc. dba
                                           FlashNet Communications

BY: /s/ MARK E. ALMAN              BY:  /s/ WILLIAM F. KACZYNSKI, JR
   --------------------------         ----------------------------------------

NAME:   MARK E. ALMAN              NAME:    WILLIAM F. KACZYNSKI, JR
     ------------------------           --------------------------------------
            PRINT                                PRINT

TITLE: CORP. FINANCE MGR.          TITLE:   CFO
     ------------------------            -------------------------------------

DATE:   10/11/96                   DATE:    9/30/96
     ------------------------           --------------------------------------

-------------------------------------------------------------------------------

                                       ADDENDUM




This Addendum is to Schedule No. 5 (the "Schedule") to Master Lease Agreement No. 9018, by and between Ascend Credit Corporation ("Lessor") and Website Management Company, Inc. dba FlashNet Communications ("Lessee").

Paragraph 5 - Paragraph 5 is deleted and replaced by the following:

     "Rent 19,526.40 for the first month (exclusive of sales and/or use taxes), $5,836.44 for the next thirty-six months (exclusive of sales and/or use taxes). The advance rental payment shall be $19,526.40. This amount included $19,526.40 for the first month.

Except as modified by this Addendum, the terms and conditions of the Schedule shall remain in full force and effect.


Accepted by:


Ascend Credit Corporation          Lessee: Website Management Company, Inc. dba
                                           FlashNet Communications

By: /s/ MARK E. ALMAN              By:  /s/ WILLIAM F. KACZYNSKI JR.
   -----------------------------      ----------------------------------------

Name:   MARK E. ALMAN              Name:    WILLIAM F. KACZYNSKI JR.
     ---------------------------        --------------------------------------


Title: CORPORATE FINANCE MANAGER   Title:   CFO
     ---------------------------         -------------------------------------

Date:  10/11/96                    Date:    9/30/96
     ---------------------------        --------------------------------------

-------------------------------------------------------------------------------

                                                 LEASE SCHEDULE No.   06
                                                                   ----------


This Schedule and its supplements incorporate by this reference the terms and conditions of the Master Lease Agreement, Number 9018, between Ascend Credit Corporation (Lessor) and Website Management Company, Inc. dba FlashNet Communications (Lessee).

1.   SUPPLIER:  Ascend Communication, Inc.

2.   LOCATION OF EQUIPMENT: See Attachment A

3.   EQUIPMENT VALUE: $2,034,000.00 (exclusive of sales and/or use taxes).

4. LEASE TERM: The Lease Term of the Equipment described in this Schedule shall begin on the Rent Commencement Date referenced below in Paragraph 6 and its expiration date shall be 36 months after such Rent
     Commencement Date.

5. RENT: $60,125.04 per month (exclusive of sales and/or use taxes) due and payable at the Rent Commencement Date and on the same date of each succeeding month of the Lease Term. The advance Rent payment shall be $60,125.04. This amount is $ N/A for the first month and $60,125.04 for the last 1 month(s), of the Lease Term.

6.   RENT COMMENCEMENT DATE:  April 29, 1997.

7. PURCHASE OPTION: Lessee shall have the option to purchase the Equipment for its fair market value for continued use ("FMV"), on the expiration of this Lease or any renewal term, provided Lessee is not in default of any of its obligations under this Lease on such expiration date. This purchase option may only be exercised by Lessee's written notice to Lessor not earlier than 180 days, nor later than 90 days, prior to the end of the Lease Term or any renewal term. The purchase price for such Equipment shall be payable upon the expiration date of such term. FMV shall be equal to the value of the Equipment installed and in use, with consideration given to the age, condition, utility and replacement costs for the Equipment. In the event that Lessor and Lessee are unable to agree upon the purchase price for the Equipment, such purchase price will be determined by an independent appraiser to be selected by Lessor.
     Lessee shall be responsible for all applicable sales and/or use taxes on the Equipment. Upon exercise of this purchase option and payment of the purchase price, Lessor shall execute and deliver to Lessee such documents as Lessee may reasonably request in order to vest in Lessee all right, title and interest in the Equipment.

8. RENEWAL OPTION: Lessee shall have the option to renew this Lease, on the expiration date of this Lease or any renewal term, for the fair market rental for the continued use of the Equipment ("FMR") and on such other terms as may be agreed upon by Lessor and Lessee prior to such expiration date, provided Lessee is not in default of any of its obligations under this lease on such expiration date. This renewal option may only be exercised by Lessee's written notice to Lessor not earlier than 180 days, nor later than 90 days, prior to the end of the Lease Term or any renewal term. FMR shall be equal to the value of the monthly rental of the Equipment installed and in use, with consideration given to the age, condition, utility and replacement costs for the Equipment, for the renewal term.

9. TAX BENEFITS: Lessee understands that Lessor intends to claim the "Tax Benefits", consisting of the maximum Modified Accelerated Cost Recovery System deductions for the minimum useful life applicable to each item of Equipment, as provided by Sections 168(b) and (c) of the Internal Revenue Code of 1986, and analogous benefits under state law, with respect to the Equipment. Lessee represents and warrants that: (i) Lessee has not been, is not now, and during the term of this Lease will not become, and will not allow the Equipment to be used by or leased to, a tax-exempt entity or government agency; and (ii) Lessee is not now, and during the term of this Lease will not become, a public utility. Without limitation by the preceding sentence, Lessee agrees not to take any action, fail to take any action, or misstate any fact which may result in any loss to Lessor of the Tax Benefits.

     Lessee agrees to pay promptly to Lessor an amount which will fully compensate Lessor, on an after-tax basis, for any loss of the Tax Benefits, plus interest, penalties and additions to tax, any loss in time value of the Tax Benefits, and any taxes imposed on any such compensation payment, resulting from Lessee's acts, omissions or misstatements, including, without limitation, with respect to the representations and warranties in the preceding paragraph. A loss of Tax Benefits occurs at the earliest of: (i) the happening of any event causing the loss; (ii) payment by Lessor of any additional tax resulting from the loss; or (iii) any adjustment to the tax return of Lessor. Lessor's right to recovery of a loss of Tax Benefits shall survive the expiration or termination of this Lease.

10. DESCRIPTION OF EQUIPMENT: See Schedule A which is attached hereto and made a part hereof by this reference.

The person executing this Schedule on behalf of Lessee hereby certifies that he or she has read, and is duly authorized to execute, this Schedule


Accepted by:
Ascend Credit Corporation          LESSEE: Website Management Company, Inc. dba
                                           FlashNet Communications

BY: /s/ MARK E. ALMAN              BY:  /s/ WILLIAM F. KACZYNSKI JR.
   --------------------------         ----------------------------------------

NAME:   MARK E. ALMAN              NAME:    WILLIAM F. KACZYNSKI JR.
     ------------------------           --------------------------------------
            Print                                    Print

TITLE: CORP. FINANCE MGR.          TITLE:   CFO
     ------------------------            -------------------------------------

DATE:  4/29/97                     DATE:     4/28/97
     ------------------------           --------------------------------------

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

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                                                LEASE SCHEDULE No.   07
                                                                  ---------

This Schedule and its supplements incorporate by this reference the terms and conditions of the Master Lease Agreement, Number 9018, between Ascend Credit Corporation (Lessor) and Website Management Company, Inc. dba FlashNet Communications (Lessee).

1.   SUPPLIER:  Ascend Communications, Inc.

2.   LOCATION OF EQUIPMENT: See Attachment A

3.   EQUIPMENT VALUE: $943,776.00
     (exclusive of sales and/or use taxes).

4. LEASE TERM: The Lease Term of the Equipment described in this Schedule shall begin on the Rent Commencement Date referenced below in Paragraph 6 and its expiration date shall be 36 months after such Rent
     Commencement Date.

5. RENT: $27,898.02 per month (exclusive of sales and/or use taxes) due and payable at the Rent Commencement Date and on the same date of each succeeding month of the Lease Term. The advance Rent payment shall be $27,898.02. This amount is $ N/A for the first month and $27,898.02 for the last 1 month(s), of the Lease Term.

6.   RENT COMMENCEMENT DATE:  July 25, 1997

7. PURCHASE OPTION: Lessee shall have the option to purchase the Equipment for its fair market value for continued use ("FMV"), on the expiration of this Lease or any renewal term, provided Lessee is not in default of any of its obligations under this Lease on such expiration date. This purchase option may only be exercised by Lessee's written notice to Lessor not earlier than 180 days, nor later than 90 days, prior to the end of the Lease Term or any renewal term. The purchase price for such Equipment shall be payable upon the expiration date of such term. FMV shall be equal to the value of the Equipment installed and in use, with consideration given to the age, condition, utility and replacement costs for the Equipment. In the event that Lessor and Lessee are unable to agree upon the purchase price for the Equipment, such purchase price will be determined by an independent appraiser to be selected by Lessor. Lessee shall be responsible for all applicable sales and/or use taxes on the Equipment. Upon exercise of this purchase option and payment of the purchase price, Lessor shall execute and deliver to Lessee such documents as Lessee may reasonably request in order to vest in Lessee all right, title and interest in the Equipment.

8. RENEWAL OPTION: Lessee shall have the option to renew this Lease, on the expiration date of this Lease or any renewal term, for the fair market rental for the continued use of the Equipment ("FMR") and on such other terms as may be agreed upon by Lessor and Lessee prior to such expiration date, provided Lessee is not in default of any of its obligations under this lease on such expiration date. This renewal option may only be exercised by Lessee's written notice to Lessor not earlier than 180 days, nor later than 90 days, prior to the end of the Lease Term or any renewal term. FMR shall be equal to the value of the monthly rental of the Equipment installed and in use, with consideration given to the age, condition, utility and replacement costs for the Equipment, for the renewal term.

9. TAX BENEFITS: Lessee understands that Lessor intends to claim the "Tax Benefits", consisting of the maximum Modified Accelerated Cost Recovery System deductions for the minimum useful life applicable to each item of Equipment, as provided by Sections 168(b) and (c) of the Internal Revenue Code of 1986, and analogous benefits under state law, with respect to the Equipment. Lessee represents and warrants that: (i) Lessee has not been, is not now, and during the term of this Lease will not become, and will not allow the Equipment to be used by or leased to, a tax-exempt entity or government agency; and (ii) Lessee is not now, and during the term of this Lease will not become, a public utility. Without limitation by the preceding sentence, Lessee agrees not to take any action, fail to take any action, or misstate any fact which may result in any loss to Lessor of the Tax Benefits.

     Lessee agrees to pay promptly to Lessor an amount which will fully compensate Lessor, on an after-tax basis, for any loss of the Tax Benefits, plus interest, penalties and additions to tax, any loss in time value of the Tax Benefits, and any taxes imposed on any such compensation payment, resulting from Lessee's acts, omissions or misstatements, including, without limitation, with respect to the representations and warranties in the preceding paragraph. A loss of Tax Benefits occurs at the earliest of: (i) the happening of any event causing the loss; (ii) payment by Lessor of any additional tax resulting from the loss; or (iii) any adjustment to the tax return of Lessor. Lessor's right to recovery of a loss of Tax Benefits shall survive the expiration or termination of this Lease.

10. DESCRIPTION OF EQUIPMENT: See Schedule A which is attached hereto and made a part hereof by this reference.

The person executing this Schedule on behalf of Lessee hereby certifies that he or she has read, and is duly authorized to execute, this Schedule


Accepted by:
Ascend Credit Corporation          LESSEE: Website Management Company, Inc. dba
                                           FlashNet Communications

BY: /s/ MARK E. ALMAN              BY:  /s/ WILLIAM F. KACZYNSKI JR.
   -----------------------------      ----------------------------------------

NAME:   MARK E. ALMAN              NAME:    WILLIAM F. KACZYNSKI JR.
     ---------------------------        --------------------------------------
            Print                                      Print

TITLE: CORPORATE FINANCE MANAGER      TITLE:   CFO
     ---------------------------         -------------------------------------

DATE:  July 30, 1997               DATE:     7/28/97
     ------------------------           --------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                               LEASE SCHEDULE No.   08
                                                                 ---------


This Schedule and its supplements incorporate by this reference the terms and conditions of the Master Lease Agreement, Number 9018, between Ascend Credit Corporation (Lessor) and Website Management Company, Inc. dba FlashNet Communications (Lessee).

1.   SUPPLIER:  Ascend Communications, Inc.

2.   LOCATION OF EQUIPMENT: 1812 N. Forest Park Blvd., Fort Worth, TX  76102

3.   EQUIPMENT VALUE: $550,000.00 (exclusive of sales and/or use taxes).

4. LEASE TERM: The Lease Term of the Equipment described in this Schedule shall begin on the Rent Commencement Date referenced below in Paragraph 6 and its expiration date shall be 36 months after such Rent
     Commencement Date.

5. RENT: $16,995.00 per month (exclusive of sales and/or use taxes) due and payable at the Rent Commencement Date and on the same date of each succeeding month of the Lease Term. The advance Rent payment shall be $N/A. This amount is $N/A for the first month and $N/A for the last N/A month(s), of the Lease Term.

6.   RENT COMMENCEMENT DATE:  July, 98.

7. PURCHASE OPTION: Lessee shall have the option to purchase the Equipment for its fair market value for continued use ("FMV"), on the expiration of this Lease or any renewal term, provided Lessee is not in default of any of its obligations under this Lease on such expiration date. This purchase option may only be exercised by Lessee's written notice to Lessor not earlier than 180 days, nor later than 90 days, prior to the end of the Lease Term or any renewal term. The purchase price for such Equipment shall be payable upon the expiration date of such term. FMV shall be equal to the value of the Equipment installed and in use, with consideration given to the age, condition, utility and replacement costs for the Equipment. In the event that Lessor and Lessee are unable to agree upon the purchase price for the Equipment, such purchase price will be determined by an independent appraiser to be selected by Lessor. Lessee shall be responsible for all applicable sales and/or use taxes on the Equipment. Upon exercise of this purchase option and payment of the purchase price, Lessor shall execute and deliver to Lessee such documents as Lessee may reasonably request in order to vest in Lessee all right, title and interest in the Equipment.

8. RENEWAL OPTION: Lessee shall have the option to renew this Lease, on the expiration date of this Lease or any renewal term, for the fair market rental for the continued use of the Equipment ("FMR") and on such other terms as may be agreed upon by Lessor and Lessee prior to such expiration date, provided Lessee is not in default of any of its obligations under this lease on such expiration date. This renewal option may only be exercised by Lessee's written notice to Lessor not earlier than 180 days, nor later than 90 days, prior to the end of the Lease Term or any renewal term. FMR shall be equal to the value of the monthly rental of the Equipment installed and in use, with consideration given to the age, condition, utility and replacement costs for the Equipment, for the renewal term.

9. TAX BENEFITS: Lessee understands that Lessor intends to claim the "Tax Benefits", consisting of the maximum Modified Accelerated Cost Recovery System deductions for the minimum useful life applicable to each item of Equipment, as provided by Sections 168(b) and (c) of the Internal Revenue Code of 1986, and analogous benefits under state law, with respect to the Equipment. Lessee represents and warrants that: (i) Lessee has not been, is not now, and during the term of this Lease will not become, and will not allow the Equipment to be used by or leased to, a tax-exempt entity or government agency; and (ii) Lessee is not now, and during the term of this Lease will not become, a public utility. Without limitation by the preceding sentence, Lessee agrees not to take any action, fail to take any action, or misstate any fact which may result in any loss to Lessor of the Tax Benefits.

     Lessee agrees to pay promptly to Lessor an amount which will fully compensate Lessor, on an after-tax basis, for any loss of the Tax Benefits, plus interest, penalties and additions to tax, any loss in time value of the Tax Benefits, and any taxes imposed on any such compensation payment, resulting from Lessee's acts, omissions or misstatements, including, without limitation, with respect to the representations and warranties in the preceding paragraph. A loss of Tax Benefits occurs at the earliest of: (i) the happening of any event causing the loss; (ii) payment by Lessor of any additional tax resulting from the loss; or (iii) any adjustment to the tax return of Lessor. Lessor's right to recovery of a loss of Tax Benefits shall survive the expiration or termination of this Lease.

10. DESCRIPTION OF EQUIPMENT: See Schedule A which is attached hereto and made a part hereof by this reference.

The person executing this Schedule on behalf of Lessee hereby certifies that he or she has read, and is duly authorized to execute, this Schedule


Accepted by:
Ascend Credit Corporation          LESSEE: Website Management Company, Inc. dba
                                           FlashNet Communications

BY:                                BY:  /s/ M. SCOTT LESLIE
   --------------------------         ----------------------------------------

NAME:                              NAME:    M. SCOTT LESLIE
     ------------------------           --------------------------------------
            Print                                     Print

TITLE:                             TITLE:   PRESIDENT
     ------------------------            -------------------------------------

DATE:                              DATE:     7/31/98
     ------------------------           --------------------------------------

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